                                                                    EXHIBIT 99.1

          In 1997, the Financial Accounting Standards Board issued Statement No. 128, "Earnings per Share" (FAS 128). FAS 128 replaced the calculation of primary and fully diluted net income (loss) per share with basic and diluted net income
(loss) per share. Unlike primary net income (loss) per share, basic net income
(loss) per share excludes any dilutive effects of options, warrants and convertible securities. Diluted net income (loss) per share is very similar to the previously reported fully diluted net income (loss) per share. The effect of replacing primary net income (loss) per share by basic net income (loss) per share was $0.00 in 1996, $0.00 in 1995 and $0.00 in 1994, due to the net losses for each of the years.

          Restatement of selected financial data is for the fiscal quarters in each of the years ended December 31, 1997, December 31, 1996 and December 31, 1995 and the five fiscal years ended December 31, 1996, and related disclosures as prescribed by FAS 128 "Earnings per Share" for the each of the three years in the period ended December 31, 1996.

Quarterly Information

          The following information presents the quarterly net (loss) per share amounts for 1997 in accordance with FAS 128.

                                                          Quarters Ended
                                         --------------------------------------------------
                                           Dec. 31,   Sep. 30,     Jun. 30,     Mar. 31,
                                           1997 (1)     1997        1997          1997
                                           ----         ----        ----          ----
Net (loss) per share as previously
presented on Quarterly Report on
Form 10-Q:
     Net (loss) per common share            n/a       $(0.69)     $(0.08)        $(0.05)

Net (loss) per share restated:

Basic:
     Net (loss) per common share            n/a       $(0.69)     $(0.08)        $(0.05)
Diluted:
     Net (loss) per common share            n/a       $(0.69)     $(0.08)        $(0.05)


(1) The Company's Annual Report on Form 10-K, which will include this period, has yet to be filed with the SEC.



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
          The following information restates net income (loss) per share amounts in reports filed pursuant to Section 13 (a) or 15 (d) of The Exchange Act since the beginning of the fiscal year ended December 31, 1996.

                                                                Quarters Ended
                                                ------------------------------------------------
                                                Dec. 31,      Sep. 30,     Jun. 30,     Mar. 31,
                                                  1996          1996         1996         1996
                                                  ----          ----         ----         ----
Net income (loss) per share
as previously presented                       $  (0.21)     $   0.06     $   0.07     $   0.01

Net income (loss) per share, restated:

Basic:
     Net income (loss) per
     common share                             $  (0.21)     $   0.06     $   0.06     $   0.01

Diluted:
     Net income (loss) per
     common share                             $  (0.21)     $   0.06     $   0.06     $   0.01


                                                                Quarters Ended
                                                ------------------------------------------------
                                                Dec. 31,       Oct. 1,      Jul. 31,    Apr. 2,
                                                  1995          1995         1995         1995
                                                  ----          ----         ----         ----
Net income (loss) per share
as previously presented                       $  (0.02)     $  (0.40)     $   0.01     $   0.03

Net income (loss) per share, restated:

Basic:
     Net income (loss) per
     common share                             $  (0.02)     $  (0.40)     $   0.01     $   0.03

Diluted:
     Net income (loss) per
     common share                             $  (0.02)     $  (0.40)     $   0.01     $   0.03



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
Fiscal Year Information

          The following information restates net income (loss) per share amounts under Item 6 of the Company's Annual Report on Form 10-K, for the year ended December 31, 1996.

                                                                          Fiscal Years Ended
                                                    --------------------------------------------------------------------------
                                                    Dec. 31,         Dec. 31,          Dec. 31,         Dec. 31,       Dec. 31,
                                                     1996             1995             1994             1993            1992
                                                     ----             ----             ----             ----            ----
Net income (loss) per share
as previously presented                       $     (0.07)     $     (0.38)     $     (0.95)     $      0.35     $     (0.19)

Net income (loss) per share, restated:

Basic:
     Net income (loss) per
     common share                             $     (0.07)     $     (0.38)     $     (0.95)     $      0.33     $     (0.19)

Diluted:
     Net income (loss) per
     common share                             $     (0.07)     $     (0.38)     $     (0.95)     $      0.28     $     (0.19)

FAS 128 Disclosure

          The calculation of Basic and Diluted earnings per share for each of the three years ended December 31, 1996 is as follows (in thousands, except per share amounts):

                                                     1996             1995             1994
                                                   --------         --------         --------
Net (loss):
     Net (loss)                                    $   (967)        $ (5,902)        $(14,289)
     Net (loss) applicable to common shares        $ (1,192)        $ (5,902)        $(14,289)

Weighted-average common shares - Basic               17,591           15,439           15,089
Dilutive options                                       --                 (6)            --
                                                   --------         --------         --------

Adjusted weighted-average common shares
     and assumed conversions - Diluted               17,591           15,433           15,089
                                                   ========         ========         ========

Earnings per share - Basic:
     Net (loss) per common share                   $  (0.07)        $  (0.38)        $  (0.95)

Earnings per Share - Diluted:
     Net (loss) per common share                   $  (0.07)        $  (0.38)        $  (0.95)



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
          In 1996 and 1994, options outstanding would have been antidilutive; therefore, Basic and Dilutive earnings per share are the same. The effect of convertible preferred stock (issued in March 1996) is excluded from income available for shareholders and adjusted weighted-average common shares, in year ended December 31, 1996, because it would have been antidilutive. The following amounts related to convertible preferred stock and common stock options have been excluded (in thousands):

                                                    1996        1994
                                                    ----        ----
Income available to shareholders, net of tax        $225        $  0
                                                    ====        ====

Potentially dilutive shares                          827         871
                                                    ====        ====



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